THE PHOENIX EDGE SERIES FUND

                  Phoenix-Federated U.S. Government Bond Series

                Supplement dated March 2, 2001 to the Prospectus
                            dated November 20, 2000

                               --------------------

The following replaces the information concerning the "Principal Investment Strategies" and "Principal Risks" on page 20 of the Prospectus, under the headings indicated:

PRINCIPAL INVESTMENT STRATEGIES

         Under normal circumstances, the series will invest at least 65% of its total assets in U.S. government bonds (debt obligations of the U.S. government, its agencies and instrumentalities), including mortgage-backed securities.

PRINCIPAL RISKS

         If you invest in this series, you risk that you may lose your investment.

         The prices of fixed income securities (debt obligations) fluctuate inversely to the direction of interest rates. An increase in interest rates may result in a decrease in the value of series shares.

         This series may invest in mortgage-backed securities. A portion of the cash flow from these securities may be from early payoff of some of the underlying loans. In the event of very high prepayments, the series may be required to invest the proceeds at a lower interest rate, causing the series to earn less than if the prepayments had not occurred.

                               --------------------

The following replaces the information concerning the "Principal Investment Strategies," "What are the Principal Securities in which the Series Invests" and "Risks Related to Investment Strategies" on pages 76 and 77 of the Prospectus, under the headings indicated:

PRINCIPAL INVESTMENT STRATEGIES

         Under normal circumstances, the series invests primarily (at least 65% of the value of its total assets) in debt obligations (i.e., bills, notes, and bonds) of the U.S. government, its agencies and instrumentalities, including mortgage-backed securities. As a matter of operating policy, the series invests 100% of its assets in these instruments. The series' subadvisor actively manages its portfolio, seeking to limit the interest rate risk taken by the series while selecting investments that should offer enhanced returns based upon the subadvisor's interest rate outlook. A description of the various types of securities in which the series invests, and their risks, immediately follows this strategy section.

         The subadvisor manages the series' interest rate risk by limiting the dollar-weighted average duration of its portfolio securities. "Duration" measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's average duration, the greater the change in the portfolio's value in response to a change in market interest rates. As a matter of investment policy, under normal market conditions, the subadvisor limits the average duration of the portfolio relative to that of the Lehman Brothers Government Index.

         The subadvisor uses 3 principal methods to enhance the portfolio's returns. First, the subadvisor tries to extend the portfolio's average duration when it expects interest rates to fall and shorten the duration when it expects interest rates to rise. This method seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes.


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         Second, the subadvisor tries to combine individual portfolio securities with different durations to take advantage of relative changes in interest rates. Relative changes in interest rates may occur whenever longer-term interest rates move more, less or in a different direction than shorter-term interest rates.

         Third, the subadvisor tries to obtain securities issued by agencies and instrumentalities of the U.S. that it expects to provide better returns than U.S. Treasury securities of comparable duration. Through ongoing relative value analysis, the subadvisor generally compares current yield differences of securities to their historical and expected yield differences.

         The subadvisor's interest rate outlook is the most important factor in selecting the methods used to manage the series' portfolio. The subadvisor formulates its interest rate outlook by analyzing a variety of factors such as:

*        current and expected U.S. economic growth;
*        current and expected interest rates and inflation;
*        the Federal Reserve Board's monetary policy; and
*        changes in the supply of or demand for U.S. government securities.

         In selecting individual securities, the subadvisor analyzes how the security should perform in response to expected interest rate changes as compared to other securities of comparable risk.

         The series also invests in repurchase agreements for U.S. government securities. Repurchase agreements are collateralized by the same types of securities in which the series invests. The series uses repurchase agreements to invest cash balances.

WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE SERIES INVESTS?

         The series invests in the following types of U.S. government securities:

U.S. TREASURY SECURITIES

         Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

U.S. GOVERNMENT AGENCY SECURITIES

         Agency securities are issued or guaranteed by a federal agency or other government-sponsored entity acting under federal authority, including mortgage-backed securities.

INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES

         The subadvisor will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the series must rely entirely upon the subadvisor's credit assessment that the security is comparable to investment grade.

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RISKS RELATED TO INVESTMENT STRATEGIES

INTEREST RATE RISKS

         The series' focus is total return from investing in fixed income obligations of the U.S. government and its agencies.

         The value of fixed income securities will be directly affected by trends in interest rates and the overall condition of credit markets. For example, in times of rising interest rates, the value of these type of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Interest rate changes have a greater effect on the price of fixed income securities with longer durations.

MORTGAGE-BACKED SECURITIES

         It is difficult to predict cash flows from mortgage-backed securities. Payments of principal and interest on the underlying mortgages may be allocated among classes in a variety of ways, and the inability to determine specific amounts and timing of prepayments of the underlying loans make it difficult to accurately predict cash flow. The variability of prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise.

         In the event of high prepayments, the series may be required to invest these proceeds at a lower interest rate, causing the series to earn less than if the prepayments had not occurred. Generally, prepayments will increase during a period of falling interest rates.

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               Please retain this Supplement with your Prospectus
                           for your future reference.

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                          The Phoenix Edge Series Fund

                 Phoenix-Sanford Bernstein Mid-Cap Value Series

                 Supplement dated March 2, 2001 to the
           Statement of Additional Information dated November 20, 2000

                               --------------------

The Board of Trustees for The Phoenix Edge Series Fund has approved an amendment to the Subadvisory Agreement between Phoenix Variable Advisors, Inc. and Sanford Bernstein & Co., Inc. (the "Subadvisor") with respect to the Phoenix-Sanford Bernstein Mid-Cap Value Series. Pursuant to this amendment, the Subadvisor will be compensated at a rate of 0.80% of the first $25 million of the average daily net assets of the Phoenix-Sanford Bernstein Mid-Cap Value Series and 0.60% of average daily net assets thereafter. Previously, the rate of compensation of the Subadvisor was 0.80% of average daily net assets of the series, without regard to the size of the series.

Based on the foregoing, the clause on page 26 of the Statement of Additional Information that reads "and .80% of the average aggregate daily net asset value of the Phoenix-Sanford Bernstein Mid-Cap Value Series" is replaced with the following:

         "and 0.80% of the average daily net assets of the Phoenix-Sanford Bernstein Mid-Cap Value Series up to $25 million and 0.60% of the average daily net assets thereafter."


Please retain this Supplement with your Statement of Additional Information for your future reference.